                                                                  EXHIBIT 10.108


                                              Exhibit B to Preferred
                                              Stock Purchase Agreement
                                              ------------------------


                         REGISTRATION RIGHTS AGREEMENT


  THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of
                                       ---------
September 30, 1997, by and between RAMSAY HEALTH CARE, INC., a Delaware corporation (the "Company"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New
                  -------
York corporation ("Purchaser").
                   ---------


                                    RECITALS
                                    --------

  A. The Company and Purchaser have entered into a Preferred Stock Purchase Agreement of even date herewith (the "Preferred Stock Purchase Agreement"),
                                      ----------------------------------
pursuant to which the Company has agreed to issue and sell to Purchaser, and Purchaser has agreed to purchase from the Company, 100,000 shares of Class B Preferred Stock, Series 1997, $1.00 par value per share, of the Company (the

"Series 1997 Preferred Stock");
----------------------------

  B. The Series 1997 Preferred Stock is convertible into shares of common stock, $0.01 par value per share, of the Company ("Common Stock") upon the exercise of
                                            ------------
certain conversion rights set forth in the Certificate of Designations authorizing and designating the Series 1997 Preferred Stock (the "Certificate of
                                                                  --------------
Designations"); and
------------

  C. In order to induce Purchaser to enter into the Preferred Stock Purchase Agreement and to purchase the Series 1997 Preferred Stock, the Company has agreed to provide registration rights with respect to any shares of Common Stock issued upon the exercise of such conversion rights;


                                   AGREEMENT
                                   ---------

  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

  1. Definitions.  Unless otherwise defined herein, terms defined in the
     -----------
Preferred Stock Purchase Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

  "Affiliate" shall mean, with respect to any Person:  (a) each Person that,
   ---------
directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the capital stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, and (c)
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each of such Person's executive officers and directors.  For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" shall mean this Registration Rights Agreement, including all
      ---------
amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

     "Business Day" shall mean any day that is not a Saturday, a Sunday or a day
      ------------
on which banks are required or permitted to be closed in the State of New York or a day on which Purchaser is closed for business.

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
federal agency then administering the Securities Act, the Exchange Act and other federal securities laws.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "NASD" shall mean the National Association of Securities Dealers, Inc., or
      ----
any successor corporation thereto.

     "Person" shall mean any individual, sole proprietorship, partnership,
      ------
limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

     "Registrable Securities" shall mean the Common Stock issued upon the
      ----------------------
exercise by a holder of Series 1997 Preferred Stock of the conversion rights with respect thereto set forth in the Certificate of Designations.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

  2. Required Registration.  After receipt of a written request from holders of
     ---------------------
Registrable Securities representing at least an aggregate of 33% of the total of all Registrable Securities then outstanding, requesting that the Company effect the registration of Registrable Securities under the Securities Act and specifying the intended method or methods of disposition thereof, the Company shall promptly notify all holders of Registrable Securities in writing of the receipt of such request and each such holder may elect (by written notice sent to the Company within ten Business Days from the date of such holder's receipt of the aforementioned Company's notice) to have Registrable Securities held by such holder included in such registration thereof pursuant to this Section 2. Thereupon the Company
                                           ---------
shall, as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which the Company has been so requested to register by such holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; provided, however, that (i) the Company shall not be required to
               --------  -------
effect more than one registration of any Registrable Securities pursuant to this
Section 2,  (ii) in the event that the Board of Directors of the Company
---------
determines in good faith that the registration of Registrable Securities would require the disclosure of material nonpublic information and that disclosure of such material nonpublic information would not be in the best interests of the Company and its stockholders, then, upon notice to the holders of the determination that has been made hereunder, the Company shall not be required to file a registration statement until the earlier of the second day after the condition described above has ceased to exist and the 60th day following receipt by the Company of the notice from the holders requesting registration under this
Section 2, and (iii) nothing in this Agreement shall require the Company to
---------
effect an underwritten public offering of the Registrable Securities. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 2 shall be satisfied only when a Registration
                   ---------
Statement covering all shares of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and remained effective for the period set forth in Section 4(a). The Company will not effect
                                      ------------
any other registration of its Common Stock for its own account or (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the account of any holder who is an Affiliate of the Company, from the date of receipt of a notice from requesting holders pursuant to this Section 2 until the end of the period described in Section 4(a).
        ---------                                          ------------

  3. Incidental Registration.  If the Company at any time proposes to file on
     -----------------------
its behalf and/or on behalf of any of its security holders (the "Demanding
                                                                 ---------
Security Holders") a Registration Statement under the Securities Act on any form
----------------
(other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Exchange Act) of the Company, it will give written notice to all holders of Registrable Securities at least 20 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such holders may request.

  Each holder of any such Registrable Securities desiring to have Registrable Securities registered under this Section 3 shall advise the Company in writing
                                 ---------
within 15 days after the date of
receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed underwritten public offering shall advise the Company in writing that the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company or such Demanding Security Holder would materially and adversely affect the distribution of such securities by the Company or such Demanding Security Holder, then the Company shall include securities in such registration in the following order of priority (A) first, up to the full number of securities proposed to be offered by the Company or proposed to be offered by the holders of the Life Company Warrants pursuant to the demand registration rights set forth in Section 11.3 of such Warrants; (B) second, up to the full number of securities proposed to be offered by the holders of the Registrable Securities and any other Demanding Security Holders who are not Affiliates of the Company (and if such full number may not be included, then on a pro rata basis in proportion to the respective number of
                    --------
securities proposed to be offered by such persons); and (C) third, up to the full number of securities proposed to be offered by any Demanding Security Holders who are Affiliates of the Company. Except as otherwise provided in
Section 5, all expenses of such registration shall be borne by the Company.
---------

  4. Registration Procedures.  If the Company is required by the provisions of
     -----------------------
Section 2 or 3 to use its best efforts to effect the registration of any
---------    -
Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof; provided that such period of time shall not exceed 180 days;

     (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days and promptly notify each holder for whom such Registrable Securities are covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading;

     (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, as such selling security holders may reasonably request in order to facilitate the public sale or other sale or transfer of such securities;

     (d) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall reasonably request (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

     (e) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange or the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ national market system security or, failing that, to secure NASDAQ authorization for such Registrable Securities;

     (f) furnish, at the request of any holder requesting registration of Registrable Securities pursuant to Section 2, on the date that such shares of
                                   ---------
Registrable Securities are delivered to any underwriters upon the closing of the related public offering or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the holders making such request, stating that such Registration Statement has become effective under the Securities Act and (i) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (ii) the Registration Statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements or other financial or statistical data contained therein), and to the effect that, on the basis of its involvement in the preparation of the Registration Statement, such counsel does not believe that either the Registration Statement or the prospectus, or any amendment or supplement thereto (other than financial statements, as to which such counsel need make no statement) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading and (iii) as to such other matters and effects as may reasonably be requested by counsel for the underwriter, or by the holder requesting registration or its counsel; and (2) a letter dated such date, from the independent accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the holder making such request and, if such accountants decline to deliver such letter to such holder, then to the Company stating that they are independent accountants within the meaning of the Securities Act and that the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities
Act.   Such letter from the independent accountants shall additionally cover such other financial matters (including information as to the period ending not more than 5 Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the holders of Registrable Securities being so registered may reasonably request; and

     (g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and as shall be required in connection with the action taken by the Company.

  Each holder of the Registrable Securities agrees that, upon receipt of a written notice from the Company that describes the happening of any event as a result of which the prospectus included in the registration statement for the Registrable Securities, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, it will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, if so requested by the Company in writing, will deliver to the Company (at the Company's expense) all copies then in their possession, other than permanent file copies, of the prospectus relating to such Registrable Securities.

  5. Expenses.  All expenses incurred in complying with this Agreement,
     --------
including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, the reasonable fees and expenses of one counsel for all of the sellers of Registerable Securities (selected by those holding a majority of the shares being registered), expenses of any special audits incident to any such registration and expenses (including reasonable attorneys' fees) of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 4(d), shall be paid by the Company, except
                          ------------
that

     (a) all such expenses in connection with any amendment or supplement to the Registration Statement or prospectus filed more than 6 months after the effective date of such Registration Statement because any holder of Registrable Securities has not effected the disposition of the securities requested to be registered shall be paid by such holder; and

     (b) the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such holder of Registrable Securities.

  6. Indemnification and Contribution.
     --------------------------------

     (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the holder of such Registrable Securities, such holder's directors and officers, and each underwriter who participated in the offering of such Registrable Securities and each other person, if any, who controls such holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several (including reasonable attorneys' fees and expenses), to which such holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or an alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) an omission or an alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder or such director, officer or participating person or controlling person for any reasonable legal or other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall
                                    --------  -------
not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use therein or (in the case of an underwritten offering pursuant to Section 2) so furnished for such purposes by
                                  ---------
any underwriter ; and provided further, however, that the Company shall not be liable with respect to any preliminary prospectus to any person from whom the person asserting any such loss, claim, limit, damage or liability purchased shares which are the subject thereof if such person did not receive a copy of the final prospectus (or the final prospectus as supplemented) at or prior to the confirmation of the sale of such shares to such person in any case where such delivery is required by the Securities Act and (a) the defect in such preliminary prospectus was cured by the final prospectus (or the final prospectus as supplemented) and (b) such person had previously been furnished by or on behalf of the Company (prior to the date of mailing by the underwriter of the applicable confirmation) with a sufficient number of copies of the prospectus as so amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

     (b) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each seller of any Registrable Securities will furnish to the Company in writing such information as the Company reasonably requests in connection with the registration of such Registratable Securities, including any such information as the Commission shall request, and each such Seller shall, severally and not jointly, will indemnify and hold harmless the Company, its directors, each officer who signs the Registration Statement and each other person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Company or any such director or officer or any such person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration statement or the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Securities expressly for use therein; provided, however, that the
                                                     --------  -------
liability of each holder hereunder shall be limited to the proceeds received by such holder from the sale of Registrable Securities covered by such Registration Statement.

     (c) Promptly after receipt by an indemnified party under subsections (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection other than to the extent such delay or failure so to notify has had an adverse effect on the indemnifying party. In case any such action shall be brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     (d) If the indemnification provided for in this Section 6 from the
                                                     ---------
indemnifying party is unavailable to hold harmless an indemnified party hereunder in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein and with respect to which such party would otherwise be entitled to indemnify by virtue thereof, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holders of Registrable Securities on the other. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative faults of the Company on the one hand and the holders of Registrable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata
                               ------------                    --------
allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this subsection (d), no holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the proceeds received by such holder from the sale of Registrable Securities covered by such Registration Statement exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement of omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

  7. Certain Limitations on Registration Rights.  Notwithstanding the other
     ------------------------------------------
provisions of this Agreement, the Company shall not be obligated to register the Registrable Securities of any holder if, in the opinion of counsel to the Company reasonably satisfactory to the holder and its counsel (or, if the holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such holder's Registrable Securities, in the manner proposed by such holder (or by such investment banking firm), other than in an underwritten offering, may be effected without registering such Registrable Securities under the Securities Act.

  8. Selection of Managing Underwriters.  In the event that the Company
     ----------------------------------
determines to effect an underwritten offering, the managing underwriter or underwriters for any offering of Registrable Securities to be registered pursuant to Section 2 shall be selected by the Company,
            ---------
provided that such selections shall be reasonably acceptable to the holders of a majority of the shares being so registered (other than any shares being registered pursuant to Section 3).
                       ---------

  9. Miscellaneous.
     -------------

     (a) No Inconsistent Agreements.  The Company will not hereafter enter into
         --------------------------
any agreement with respect to its securities which grants registration rights to any Person inconsistent with the rights granted to the holders of Registrable Securities in this Agreement (it being agreed that any such rights shall be considered inconsistent with the rights granted to such holders unless expressly subordinated to the rights of the holders of the Registrable Securities set forth in Sections 2 and 3 hereof). The Company represents and warrants that it
         ----------     -
has not previously entered into any agreement with respect to any of its securities granting any registration rights to any Person, other than (i) the registration rights granted hereunder and (ii) the registration rights granted under (A) Registration Rights Agreement dated as of October 25, 1994 by and among the Company and Paul Ramsay Holdings Pty. Ltd., (B) the Stockholder's Agreement dated as of June 30, 1994, between FPM Behavioral Health, Inc. and Phoenix South Community Mental Health Center, Inc., (C) the Warrant to purchase Common Stock issued by the Company to Monumental Life Insurance Company, dated July 31, 1991, and (D) the Warrant to purchase Common Stock issued by the Company to Aetna Life Insurance Company dated April 30, 1990 (the Warrants in clause (C) and (D), collectively, the "Life Company Warrants") (and the Company
                                       ---------------------
hereby represents and warrants that the rights granted under those agreements are not inconsistent with the rights granted to the holders of Registrable Securities in this Agreement).

     (b) Remedies.  Each holder of Registrable Securities, in addition to being
         --------
entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.
The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. The Company further agrees that, if the Company fails to comply with any provision of this Agreement, the Company shall pay to the holders of Registrable Securities affected thereby such amounts as shall be sufficient to cover any reasonable out-of-pocket costs and expenses, including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by such holders in enforcing any of their rights or remedies hereunder.

     (c) Amendments and Waivers.  Except as otherwise provided herein, the
         ----------------------
provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of each class of the Registrable Securities then outstanding.

     (d) Notice Generally.  Any notice, demand, request, consent, approval,
         ----------------
declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged, delivered by reputable overnight courier, telecopied and confirmed separately in

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

writing by a copy mailed as follows or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               (i)   If to the Company at:

                     Ramsay Health Care, Inc.
                     Columbus Center
                     One Alhambra Plaza
                     Suite 750
                     Coral Gables, Florida 33134
                     Attn: President
                     Telecopier No.:  (305) 569-4647

                     With a copy to:

                     Haythe & Curley
                     237 Park Avenue
                     New York, New York 10017
                     Attn: Bradley P. Cost, Esq.
                     Telecopier No.: (212) 682-0200

               (ii)  If to Purchaser at:

                     General Electric Capital Corporation
                     3379 Peachtree Road, N.E.
                     Suite 560
                     Atlanta, Georgia  30339
                     Attn: Cheryl P. Boyd
                     Telecopier No.:  (404) 266-3438

                     With copies to:

                     General Electric Capital Corporation
                     201 High Ridge Road
                     Stamford, Connecticut  06902
                     Attn: Region Counsel - Commercial Finance
                     Telecopier No.:  (203) 316-7889

                     and

                        King & Spalding
                        191 Peachtree Street
                        Atlanta, Georgia  30303-1763
                        Attn:  John Hays Mershon, Esq.
                        Telecopier No.:  (404) 572-5100

          (iii) If to any other holder of Registrable Securities at its last known address appearing on the books of the Company maintained for such purpose;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, on the date of delivery by reputable overnight courier service, on the date of telecopier transmission or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

          (e) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto including any Person to whom shares of Series 1997 Preferred Stock or Registrable Securities are transferred in accordance with the provisions of the Preferred Stock Purchase Agreement.

          (f) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF
              -------------
THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

          (h) Severability.  Wherever possible, each provision of this Agreement
              ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (i) Counterparts.  This Agreement may be executed in any number of
              ------------
separate counterparts, each of which shall, collectively and separately, constitute one agreement.

     IN WITNESS WHEREOF, the Company and Purchaser have executed this Agreement as of the date first above written.

                                    RAMSAY HEALTH CARE, INC.



                                    By:_______________________________
                                       Remberto G. Cibran
                                       President


                                    GENERAL ELECTRIC CAPITAL
                                     CORPORATION


                                    By:_______________________________
                                       Cheryl P. Boyd
                                       Authorized Signatory